UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TWMC	NASDAQ Stock Market (Common Shares)

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 17, 2019, Trans World Entertainment Corporation issued a press release announcing its financial results for its third quarter ended November 2, 2019.  A copy of Trans World Entertainment Corporation’s press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The financial results for the thirteen and thirty-nine weeks ended November 2, 2019 were prepared on the basis of a going concern which contemplates that the Company will be able to realize assets and satisfy liabilities and commitments in the normal course of business. As will be further detailed in the Company’s Notification of Late Filing on Form 12b-25, to be filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2019, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 2, 2019, to be filed with the SEC on or before December 23, 2019, the ability of the Company to meet its liabilities and to continue as a going concern is dependent on improved profitability, the continued implementation of the performance improvement plan for the etailz segment, the availability of future funding and the completion of other strategic alternatives. The Company has concluded that this raises substantial doubt about the Company’s ability to continue as a going concern for a period of one year after the date of filing of the November 2, 2019 unaudited condensed consolidated financial statements. The financial results for the fiscal quarter ended November 2, 2019 do not include any adjustments that might result from the outcome of these uncertainties.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit

No.	Description

99.1	Trans World Entertainment Corporation Press Release dated December 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

	/s/	Edwin Sapienza
Date: December 18, 2019		Edwin Sapienza
Chief Financial Officer

EXHIBIT INDEX

Exhibit

No.	Description

99.1	Trans World Entertainment Corporation Press Release dated December 17, 2019.